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                                                                   EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 29, 1997, included in Sport Supply Group, Inc.'s Form 10-K for the year ended November 1, 1996, and to all references to our Firm included in this registration statement.



Dallas, Texas                                   /s/ Arthur Andersen LLP

May 12, 1997




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